U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): October 7, 2008

                             CITY CAPITAL CORPORATION
                (Exact Name of Company as Specified in Its Charter)

          Nevada                        33-5902                    22-2774460
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)

       2000 Mallory Lane, Suite 130-301, Franklin, Tennessee        37067
              (Address of Principal Executive Offices)            (Zip Code)

           Company's telephone number, including area code:  (877) 367-1463



             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The Company has entered into an Asset Acquisition Agreement, dated October 7, 2008, with InfoMind, Inc. DBA Nitty Gritty Marketing, a California corporation. Under this agreement, the Company is acquiring certain properties and other assets and intellectual property, as set forth in the agreement. In consideration for the purchase, the Company is paying the sum of $50.000. The closing of the sale and purchase of theses assets is to take place on or before October 31, 2008, or at such other date, time or place as may be agreed upon in writing by the parties hereto, but not later than November 30, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       City Capital Corporation



Dated: October 16, 2008                By: /s/  Ephren W. Taylor II
                                       Ephren W. Taylor II,
                                       Chief Executive Officer

                                      EXHIBIT INDEX

Number                                Description

10     Asset Acquisition Agreement, dated October 7, 2008 (filed herewith).

                                         EX-10

                              ASSET ACQUISITION AGREEMENT

THIS ASSET ACQUISITION AGREEMENT ("Agreement") is made as of October 7th, 2008 by and between City Capital Corporation, a Nevada corporation ("City Capital"), and InfoMind, Inc. DBA Nitty Gritty
Marketing, a California corporation ("Nitty Gritty").

                                     RECITALS

WHEREAS, Nitty Gritty is the owner of certain properties and other assets and intellectual property (as set forth in Exhibit A to this Agreement (collectively "Assets"); and,

WHEREAS, City Capital desires to purchase from Nitty Gritty all of the Assets of Nitty Gritty as set forth in Exhibit A in accordance with the provisions of this Agreement.

NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                     AGREEMENTS

1. Purchase and Sale. Subject to the terms and conditions contained in this Agreement, on the Closing (defined below), Nitty Gritty shall sell, assign, transfer and deliver to City Capital all of the Assets of Nitty Gritty (as set forth in Exhibit A to this Agreement). In exchange, City Capital shall pay to Nitty Gritty the sum of Fifty Thousand Dollars ($50.000) ("Purchase Price").

2. Closing. The closing of the sale and purchase of the Assets shall take place on or before October 31, 2008, or at such other date, time or place as may be agreed upon in writing by the parties hereto, but not later than November 30, 2008 ("Termination Date"). The date of the closing is sometimes herein referred to as the "Closing."

2.1 Items to be Delivered Immediately Prior to or at Closing. At the Closing:

     (a)  Nitty Gritty shall deliver to all of the Assets.

     (b) City Capital shall deliver to Nitty Gritty a bank check in the amount of the Purchase Price.

3. Representations and Warranties of Nitty Gritty. Nitty Gritty hereby represents and warrants to City Capital as follows:

3.1 Validity of Transaction. Nitty Gritty own all of the Assets. Nitty Gritty has all requisite power and authority to execute, deliver, and perform this Agreement and to sell to City Capital the Assets to be sold by Nitty Gritty pursuant hereto. All necessary corporate proceedings or other similar actions by Nitty Gritty has been duly taken to authorize the execution, delivery, and performance of this Agreement and to authorize the sale of the Assets by Nitty Gritty. This Agreement has been duly authorized, executed, and delivered by Nitty Gritty, is the legal, valid, and binding obligation of Nitty Gritty, and is enforceable as to Nitty Gritty in accordance with its terms except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by Nitty Gritty for the execution, delivery, or performance of this Agreement by Nitty Gritty, and except as would not affect the ability of Nitty Gritty to perform any of his material obligations under this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Nitty Gritty is a party, or by which any of its properties or assets is bound, shall be required for the execution, delivery, or performance by Nitty Gritty of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement, and except as would not affect the ability of Nitty Gritty to perform any of his material obligations under this Agreement. The execution, delivery, and performance of this Agreement by Nitty Gritty shall not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate or articles of incorporation or by-laws (or other organizational document) of Nitty Gritty, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Nitty Gritty or to which any of his operations, business, properties, or assets is subject, except as would not affect the ability of Nitty Gritty to perform any of its material obligations under this Agreement. Upon the transfer of the Assets, sold by Nitty Gritty to City Capital at the Closing, City Capital shall acquire good and valid title to the Assets free and clear of all claims, liens, security, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.

3.2 Finder or Broker. Nitty Gritty has not incurred any fee as a result of any negotiation with any finder, broker, intermediary, or similar person in connection with the transaction contemplated hereby that shall result in any liability to City Capital.

3.3 Corporate Existence. Nitty Gritty is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has all corporate powers and all governmental licenses, authorizations, permits, consents and
approvals required to carry on its business as now conducted.   Nitty
Gritty is duly qualified to do business as a foreign corporation in California and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, be material to the business of Nitty Gritty. Nitty Gritty is not in violation of any of the provisions of its Articles of Incorporation, Bylaws, or any regulations governing them.

3.4 Liabilities. The liabilities of Nitty Gritty are specifically excluded from this Agreement since City Capital is only purchasing the Assets of Nitty Gritty and not assuming any of its liabilities.

3.5 Litigation. There is no action, suit, investigation or proceeding (or to Nitty Gritty's knowledge any basis therefor) pending against, or to the knowledge of Nitty Gritty, threatened against or affecting, Nitty Gritty or any of its respective properties before any court or arbitrator or any governmental body, agency or official which, individually or in the aggregate, if determined or resolved adversely in accordance with the plaintiff's demands, could reasonably be expected to have a material adverse effect on the business, results of operations, or financial condition of Nitty Gritty or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

3.6 Intellectual Property. Nitty Gritty has good and valid title to and ownership of all Intellectual Property (defined herein as current or pending trade marks, trade names or copyrights, licenses, patents, domestic or foreign) necessary for its business and operations. There are no outstanding options, licenses or agreements of any kind to which Nitty Gritty is a party or by which it is bound relating to any Intellectual Property, whether owned by Nitty Gritty or another person. To the knowledge of the Nitty Gritty, the business of Nitty Gritty as formerly and presently conducted did not and does not conflict with or infringe upon any Intellectual Property right, owned or claimed by another.

3.7  Compliance with Laws and Court Orders.

     (a) Nitty Gritty is not in violation of, and has not violated, and to the knowledge of Nitty Gritty it is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, rule, regulation, judgment, injunction, order or decree, except for violations that have not had and could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of Nitty Gritty taken as a whole.

     (b) To the knowledge of Nitty Gritty, each executive officer and director of Nitty Gritty has complied with all applicable laws in connection with or relating to actions within the scope of Nitty Gritty's business, except where the failure to comply would not be material to Nitty Gritty. No executive officer or director of Nitty Gritty is a party to or the subject of any pending or threatened suit, action, proceeding or investigation by any governmental entity that would have a material adverse effect on the business, results of operations or financial condition of Nitty Gritty.

3.8  Absence of Liens and Encumbrances; Title to Properties.
Nitty Gritty has good, valid and marketable title to all Assets free of all liens, mortgages, pledges, charges, security, encumbrances or other adverse claims of any kind, except as set forth in its financial statements.

3.9 Material Contracts. Nitty Gritty is not a party to or bound by any Contract (as defined below) that: (a) is a material contract, or (b) materially limits or otherwise materially restricts Nitty Gritty or that would, after the Closing, materially limit or otherwise materially restrict City Capital or any of its subsidiaries or any successor thereto, from engaging or competing in any material line of business in any geographic area or that contains most favored nation pricing provisions or exclusivity or non-solicitation provisions with respect to customers. As used herein, "Contract" shall mean any written or oral agreement, contract, commitment, lease, license, contract, note, bond, mortgage, indenture, arrangement or other instrument or obligation. Nitty Gritty is not in, or has received notice of, any violation of or default under (or any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any Contract or any other Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not have a material adverse effect on the business, results of operations or financial condition of Nitty Gritty or, after giving effect to the Closing.

3.10  Taxes.

     (a) Nitty Gritty has timely filed all tax returns required to be filed on or before the Closing and all such tax returns are true, correct and complete in all respects. Nitty Gritty has paid in full on a timely basis all taxes owed by it, whether or not shown on any tax return, except where the failure to file such return or pay such taxes would not have a material adverse effect. No claim has ever been made by any authority in any jurisdiction where Nitty Gritty does not file tax returns that Nitty Gritty may be subject to taxation in that jurisdiction.

     (b) There are no ongoing examinations or claims against Nitty Gritty for taxes, and no notice of any audit, examination or claim for taxes, whether pending or threatened, has been received. Nitty Gritty has not waived or extended the statute of limitations with respect to the collection or assessment of any tax.

4. Representations and Warranties of City Capital. City Capital hereby represents and warrants to Nitty Gritty as follows:

4.1 Validity of Transaction. City Capital has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of City Capital have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by City Capital, is the legal, valid, and binding obligation of City Capital, and is enforceable as to City Capital in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by City Capital for the execution, delivery, or performance of this Agreement by City Capital, except as would not affect the ability of City Capital to perform any of its material obligations under this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which City Capital is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by City Capital of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement, and except as would not affect the ability of City Capital to perform any of its material obligations under this Agreement. The execution, delivery, and performance of this Agreement by City Capital shall not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any contract, agreement, instrument, lease, license, arrangement, or understanding to which City Capital is a party, or violate or result in a breach of any term of the Articles of Incorporation or Bylaws of City Capital, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on City Capital or to which any of its operations, business, properties, or assets is subject, except as would not affect the ability of City Capital to perform any of its material obligations under this Agreement.

4.2 Finder or Broker. Neither City Capital nor any person acting on behalf of City Capital has negotiated with any finder, broker, intermediary, or similar person in connection with the transaction contemplated herein.

4.3 City Capital's Corporate Existence. City Capital is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all governmental licenses, authorizations, permits, consents and
approvals required to carry on its business as now conducted.   City
Capital is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, be materially adverse to the business of City Capital. City Capital is not in violation of any of the provisions of its Articles of Incorporation, Bylaws, or any regulations governing them.

4.4 No Undisclosed Material Liabilities. There are no liabilities of City Capital of any kind whatsoever, whether accrued, contingent, absolute, determined or determinable, and no existing condition, situation or set of circumstances which could reasonably result in such a liability, other than:

     (a)  liabilities recorded in full or reserved for; and

     (b) liabilities incurred in the ordinary course of the business of City Capital consistent with past practice, none of which has or may reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations, or financial condition of City Capital.

4.5 Litigation. There is no action, suit, investigation or proceeding (or to City Capital's knowledge any basis therefor) pending against, or to the knowledge of City Capital, threatened against or affecting, City Capital or any of its properties before any court or arbitrator or any governmental body, agency or official which, individually or in the aggregate, if determined or resolved adversely in accordance with the plaintiff's demands, could reasonably be expected to have a material adverse effect on the business, results of operations, or financial condition of City Capital or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

4.6 Intellectual Property. City Capital has good and valid title to and ownership of all Intellectual Property necessary for its business and operations. There are no outstanding options, licenses or agreements of any kind to which City Capital is a party or by which it is bound relating to any Intellectual Property, whether owned by City Capital or another person. To the knowledge of the City Capital, the business of City Capital as formerly and presently conducted did not and does not conflict with or infringe upon any Intellectual Property right, owned or claimed by another.

4.7  Compliance with Laws and Court Orders.

     (a) Neither City Capital nor any City Capital Subsidiary is in violation of, and has not violated, and to the knowledge of City Capital is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, rule, regulation, judgment, injunction, order or decree, except for violations that have not had and could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of City Capital and its subsidiaries taken as a whole.

     (b) Each executive officer and director of City Capital has complied with all applicable laws in connection with or relating to actions within the scope of City Capital's business, except where the failure to comply would not be material to City Capital. No executive officer or director of City Capital is a party to or the subject of any pending or threatened suit, action, proceeding or investigation by any governmental entity that would have a material adverse effect on the business, results of operations or financial condition of City Capital and its subsidiaries taken as a whole.

4.10  Absence of Liens and Encumbrances; Title to Properties.
City Capital has good, valid and marketable title to all properties and assets used in the conduct of its business free of all liens, mortgages, pledges, charges, security, encumbrances or other adverse claims of any kind, except as set forth in its financial statements.

4.11 Material Contracts. City Capital is not a party to or bound by any Contract that (a) is a material contract, or (b) materially limits or otherwise materially restricts City Capital or that would, after the Closing, materially limit or otherwise materially restrict City Capital or any of its subsidiaries or any successor thereto, from engaging or competing in any material line of business in any geographic area or that contains most favored nation pricing provisions or exclusivity or non-solicitation provisions with respect to customers. City Capital is not in, or has received notice of, any violation of or default under (or any condition which with the passage of time or the giving of notice would cause such a violation of or default under) any Contract or any other Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not have a material adverse effect on the business, results of operations or financial condition of City Capital, after giving effect to the Closing.

4.12  Taxes.

     (a) City Capital has timely filed all tax returns required to be filed on or before the Closing and all such tax returns are true, correct and complete in all respects. City Capital has paid in full on a timely basis all taxes owed by it, whether or not shown on any tax return, except where the failure to file such return or pay such taxes would not have a material adverse effect. No claim has ever been made by any authority in any jurisdiction where City Capital does not file tax returns that City Capital may be subject to taxation in that jurisdiction.

     (b) There are no ongoing examinations or claims against City Capital for taxes, and no notice of any audit, examination or claim for taxes, whether pending or threatened, has been received. City Capital has not waived or extended the statute of limitations with respect to the collection or assessment of any tax.

5.  Survival Of Representations and Warranties; Indemnification;

5.1 Nature and Survival. The covenants, representations and warranties of the parties hereunder and all documents delivered pursuant hereto shall survive the Closing for a period of twelve (12) months following the Closing and all inspections, examinations or audits on behalf of the parties whether conducted before or after the Closing.

5.2  	Nitty Gritty Indemnification.

      (a) Subject to Section 6.3, Nitty Gritty agrees to indemnify and hold harmless City Capital against any and all Damages. "Damages," as used herein, shall include any claim, action, demand, loss, cost, expense, liability (joint or several), penalty and other damage, including, without limitation, reasonable counsel fees and other costs and expenses reasonably incurred in investigation or in attempting to avoid the same or oppose the imposition thereof or in enforcing this indemnity, resulting to City Capital from: (i) any inaccurate representation made by or on behalf of Nitty Gritty in this Agreement or any certificate or other document referenced in, this Agreement and delivered pursuant hereto, (ii) the breach of any of the warranties or agreements made by or on behalf of Nitty Gritty in this Agreement or any certificate or other document referenced in this Agreement and delivered pursuant hereto, and (iii) the breach or default in the performance by Nitty Gritty of any of the obligations to be performed by it hereunder.

     (b) If any claim shall be asserted against City Capital by a third party for which City Capital intends to seek indemnification from Nitty Gritty under this Section 6.2, City Capital shall given written notice to Nitty Gritty of the nature of the claim asserted within forty-five (45) days after any executive officer of City Capital learns of the assertion thereof and determines that City Capital may have a right of indemnification with respect thereto, but the failure to give this notice shall not relieve Nitty Gritty of any liability hereunder in respect of this claim. City Capital shall have the exclusive right to conduct, through counsel of its own choosing, which counsel is approved by Nitty Gritty (which approval may not be unreasonably withheld), the defense of any such claim or action, and may compromise or settle such claims or actions with the prior consent of Nitty Gritty (which shall not be unreasonably withheld).

5.4  City Capital Indemnification.	City Capital shall indemnify
and hold Nitty Gritty harmless against and in respect of all Damages. "Damages" shall mean any claim, action, demand, loss, cost, expense, liability (joint or several), penalty and other damage, including, without limitation, reasonable counsel fees, and other costs and expenses reasonably incurred in investigating or in attempting to avoid the same or oppose the imposition thereof or in enforcing this indemnity, resulting to Nitty Gritty from: (i) any inaccurate representation made by City Capital in this Agreement or any certificate or other document referenced in this Agreement and delivered by it pursuant hereto, (ii) breach of any of the warranties or agreements made by City Capital in this Agreement or any certificate or other document referenced in this Agreement and delivered by it pursuant hereto, or (iii) breach or default in the performance by City Capital of any of the obligations to be performed by City Capital hereunder. City Capital agrees to pay or reimburse Nitty Gritty for any payment made or amount payable or loss suffered or incurred by Nitty Gritty at any time from and after the Closing in respect of Damages to which the foregoing indemnity relates.

6.  Covenants of Nitty Gritty.

6.1 Fulfillment of Closing Conditions. At and prior to the Closing, Nitty Gritty shall use commercially reasonable efforts to fulfill the conditions specified in this Agreement. In connection with the foregoing, Nitty Gritty shall: (a) refrain from any actions that would cause any of their representations and warranties to be inaccurate in any material respect as of the Closing, (b) execute and deliver the applicable agreements and other documents referred to herein, (c) comply in all material respects with all applicable laws in connection with its execution, delivery and performance of this Agreement and the transactions, (d) use commercially reasonable efforts to obtain in a timely manner all necessary waivers, consents and approvals required under any laws, contracts or otherwise, and (e) use commercially reasonable efforts to take, or cause to be taken, all other actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions.

6.2 Access to Information. From the date of this Agreement to the Closing, Nitty Gritty shall give to City Capital and its officers, employees, counsel, accountants and other representatives access to and the right to inspect, during normal business hours, all of the assets, records, contracts and other documents relating to Nitty Gritty as the other party may reasonably request. City Capital shall not use such information for purposes other than in connection with the transactions contemplated by this Agreement.

6.3 No Solicitation. From and after the date hereof until the earlier of the Termination Date or the date of termination of this Agreement pursuant to Section 12, without the prior written consent of the City Capital, Nitty Gritty shall not, and shall not authorize or permit their representatives to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) or take any other action to facilitate knowingly any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to an Acquisition Proposal (defined below) from any person, or engage in any discussion or negotiations relating thereto or accept any Acquisition Proposal. If Nitty Gritty receives any such inquiries, offers or proposals, Nitty Gritty shall: (a) notify City Capital orally and in writing of any such inquiries, offers or proposals (including the terms and conditions of any such proposal and the identity of the person making it), within forty-eight (48) hours of the receipt thereof, (b) keep City Capital informed of the status and details of any such inquiry, offer or proposal, and (c) give City Capital five days' advance notice of any agreement to be entered into with, or any information to be supplied to, any person making such inquiry, offer or proposal. As used herein, "Acquisition Proposal" means a proposal or offer (other than pursuant to this Agreement) for a tender or exchange offer, merger, consolidation or other business combination involving any or any proposal to acquire in any manner a substantial equity interest in, or all or substantially all of the assets of Nitty Gritty.

6.4 Confidentiality. Nitty Gritty agrees that after receipt: (a) all information received by it pursuant to this Agreement and (b) any other information that is disclosed by City Capital to it shall be considered confidential information until such time as such information otherwise becomes publicly available. Each party further agrees that it shall hold all such confidential information in confidence and shall not disclose any such confidential information to any third party except as required by law or regulation (including the listing rules); provided that to the extent possible City Capital shall have been provided with reasonable notice and the opportunity to seek a protective order to the extent possible prior to such disclosure, other than its counsel or accountants nor shall it use such confidential information for any purpose other than its investment in City Capital; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any information that (1) was known to the public prior to disclosure by City Capital, (2) becomes known to the public through no fault of Nitty Gritty, (3) is disclosed to Nitty Gritty on a non-confidential basis by a third party having a legal right to make such disclosure or (4) is independently developed by Nitty Gritty.

6.5 Transfer of Assets and Business. Nitty Gritty shall take all reasonable steps as may be necessary or appropriate, in the judgment of City Capital, so that City Capital shall be placed in actual possession and control of all of the Assets of Nitty Gritty.

7.  Covenants of City Capital.

7.1 Fulfillment of Closing Conditions. At and prior to the Closing, City Capital shall use commercially reasonable efforts to fulfill the conditions specified in this Agreement to the extent that the fulfillment of such conditions is within its control. In connection with the foregoing, City Capital shall: (a) refrain from any actions that would cause any of its representations and warranties to be inaccurate in any material respect as of the Closing, (b) execute and deliver the applicable agreements and other documents referred to herein, (c) comply in all material respects with all applicable laws in connection with its execution, delivery and performance of this Agreement and the transactions, (d) use commercially reasonable efforts to obtain in a timely manner all necessary waivers, consents and approvals required under any laws, contracts or otherwise, and (e) use commercially reasonable efforts to take, or cause to be taken, all other actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions.

7.2 Access to Information. From the date of this Agreement to the Closing, City Capital shall cause City Capital to give to Nitty Gritty and its employees, counsel, accountants and other representatives access to and the right to inspect, during normal business hours, all of the assets, records, contracts and other documents relating to City Capital as the other party may reasonably request. Nitty Gritty shall not use such information for purposes other than in connection with the transactions contemplated by this Agreement.

7.3 Confidentiality. City Capital agrees that after receipt: (a) all information received by it pursuant to this Agreement and (b) any other information that is disclosed by Nitty Gritty to it shall be considered confidential information until such time as such information otherwise becomes publicly available. Each party further agrees that it shall hold all such confidential information in confidence and shall not disclose any such confidential information to any third party except as required by law or regulation (including the listing rules); provided that to the extent possible Nitty Gritty shall have been provided with reasonable notice and the opportunity to seek a protective order to the extent possible prior to such disclosure, other than its counsel or accountants nor shall it use such confidential information for any purpose other than its investment in Nitty Gritty; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any information that (1) was known to the public prior to disclosure by City Capital, (2) becomes known to the public through no fault City Capital, (3) is disclosed to City Capital on a non-confidential basis by a third party having a legal right to make such disclosure or (4) is independently developed by City Capital.

8.  Mutual Covenants.

8.1 Disclosure of Certain Matters. Nitty Gritty and City Capital shall give each other prompt notice of any event or development that occurs prior to the Closing that (a) had it existed or been known on the date hereof would have been required to be disclosed by such party under this Agreement, (b) would cause any of the representations and warranties of such party contained herein to be inaccurate or otherwise misleading, except as contemplated by the terms hereof, or
(c) gives any such party any reason to believe that any of the conditions set forth in this Agreement shall not be satisfied prior to the Termination Date.

8.2 Public Announcements. Nitty Gritty and City Capital shall consult with each other before issuing any press release or making any public statement with respect to this Agreement and the transactions and, except as may be required by applicable law or regulation, a party hereto shall not issue any such press release or make any such public statement without the consent of the other party hereto.

8.3 Confidentiality. If the transactions are not consummated, each party shall treat all information obtained in its investigation of another party or any affiliate thereof, and not otherwise known to them or already in the public domain, as confidential and shall not use or otherwise disclose such information to any third party except as required by law or regulation (including the listing rules), and shall return to such other party or affiliate all copies made by it or its representatives of confidential information provided by such other party or affiliate.

9. Conditions Precedent to Obligations of Nitty Gritty. All obligations of Nitty Gritty to to consummate the transactions are subject to the satisfaction (or waiver) prior thereto of each of the following conditions:

9.1 Representations and Warranties. The representations and warranties of City Capital contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing with the same force and effect as if made on and as of the Closing.

9.2 Agreements, Conditions and Covenants. City Capital shall have performed or complied with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing.

9.3 Legality. No law or court order shall have been enacted, entered, promulgated or enforced by any court or governmental authority that is in effect and has the effect of making the purchase and sale of the assets illegal or otherwise prohibiting the consummation of such purchase and sale.

10. Conditions Precedent to Obligations of City Capital. All obligations of City Capital to consummate the transactions are subject to the satisfaction (or waiver) prior thereto of each of the following conditions:

10.1 Representations and Warranties. The representations and warranties of Nitty Gritty contained in this Agreement shall be true and correct on the date hereof and (except to the extent such representations and warranties speak as of an earlier date) shall also be true and correct on and as of the Closing, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of the Closing.

10.2 Agreements, Conditions and Covenants. Nitty Gritty and shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Closing.

10.3 Legality. No law or court order shall have been enacted, entered, promulgated or enforced by any court or governmental authority that is in effect and (a) has the effect of making the purchase and sale of the assets illegal or otherwise prohibiting the consummation of such purchase and sale or (b) has a reasonable likelihood of causing a material adverse effect.

11.  Termination

11.1 Grounds for Termination. This Agreement may be terminated at any time before the Closing:

     (a)  By mutual written consent of Nitty Gritty and City Capital;

     (b) By the Nitty Gritty or City Capital if the Closing shall not have been consummated on or before the Termination Date; provided, however, that the right to terminate this Agreement shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date;

     (c) By Nitty Gritty or City Capital if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a court order (which court order the parties shall use commercially reasonable efforts to lift) that permanently restrains, enjoins or otherwise prohibits the transactions, and such court order shall have become final and non-appealable;

     (d) By City Capital, if Nitty Gritty shall have breached, or failed to comply with, any of its obligations under this Agreement or any representation or warranty made by Nitty Gritty shall have been incorrect when made, and such breach, failure or misrepresentation is not cured within twenty (20) days after notice thereof, including failure to keep the City Capital current in its filings and honor existing agreements; and

     (e) By the Nitty Gritty, if City Capital shall have breached, or failed to comply with any of its obligations under this Agreement or any representation or warranty made by it shall have been incorrect when made, and such breach, failure or misrepresentation is not cured within twenty (20) days after notice thereof.

11.2 Effect of Termination. If this Agreement is terminated pursuant to Section 11.1, the agreements contained in Section 8.3 shall survive the termination hereof and any party may pursue any legal or equitable remedies that may be available if such termination is based on a breach of another party.

12.  General Matters.

12.1 Entire Agreement; Amendment This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the parties hereto.

12.2 Benefits; Successors. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties. Nothing in this Agreement shall confer any rights upon any person other than Nitty Gritty and City Capital and their respective heirs, legal representatives, successors and permitted assigns.

12.3 Assignment; Waiver. No party hereto shall assign this Agreement or any right, benefit or obligation hereunder. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. However, failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

12.4 Further Assurances. At and after the Closing, Nitty Gritty and City Capital shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the transactions.

12.5 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or," (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (e) references to "hereunder" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP. Any reference to a party's being satisfied with any particular item or to a party's determination of a particular item presumes that such standard shall not be achieved unless such party shall be satisfied or shall have made such determination in its sole or complete discretion.

12.6 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

12.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original.

12.8 Schedules. Any items listed or described on Exhibits shall be listed or described under a caption that identifies the sections of this Agreement to which the item relates.

12.9 Notices. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by mail, facsimile message or Federal Express or other delivery service. Any notices shall be deemed given upon the earlier of the date when received at, or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address or fax number set forth below, unless such address or fax number is changed by notice to the other party hereto:

If to Nitty Gritty:

Nitty Gritty Marketing, Inc.
15771 Rockfield Boulevard, Suite 250
Irvine, California 92618
Attention: Jarmaine Griggs
Telephone: (949) 929-1783
Facsimile: (877) 856-4187

If to City Capital:

City Capital Corporation
2000 Mallory Lane, Suite 130-301
Franklin, Tennessee 37067
Attention: Ephren W. Taylor II
Telephone: (877) 367-1463
Facsimile: (888) 216-8858

With copies to:

Brian F. Faulkner, A Professional Law Corporation
27127 Calle Arroyo, Suite 1923
San Juan Capistrano, California 92675
Attention:  Brian F. Faulkner, Esq.
Telephone: (949) 240-1361
Facsimile: (949) 240-1362

12.10 Arbitration. Any and all disputes relating to this Agreement or its breach shall be settled by arbitration, by a single arbitrator, in Orange County, California, in accordance with the then-current rules of JAMS; the parties waive any right they may have under any statute or law to cause such proceeding to be transferred to any other venue. Judgment upon the award entered by the arbitrator may be entered in any court having jurisdiction thereof. Costs of arbitration, including reasonable attorneys' fees and costs incurred, as determined by the arbitrator, together with reasonable attorneys' fees and costs incurred by the prevailing party in court enforcement of the arbitration award, must be paid to the prevailing party by the party designated by the arbitrator or court. Service of the Petition to Confirm Arbitration and written notice of the time and place of the hearing thereon shall be in the same manner provided in this Agreement.

Should one party either dismiss or abandon his claim or counterclaim before hearing thereon, the other party shall be deemed the "prevailing party" pursuant to this Agreement. Should both parties receive judgment or award of their respective claims, the party in whose favor the larger judgment or award is rendered shall be deemed the "prevailing party" pursuant to this Agreement.

12.11 Governing Law. The laws of the State of California shall govern all issues concerning the relative rights of City Capital and Nitty Gritty. All other questions shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws.

IN WITNESS WHEREOF, this Acquisition Agreement has been executed by the parties hereto as of the day and year first written above.

                                       CITY CAPITAL CORPORATION


                                       By: /s/  Ephren W. Taylor II
                                       Ephren W. Taylor II,
                                       Chief Executive Officer

                                       InfoMind, INC.


                                       By: /s/  Jermaine Griggs
                                       Jermaine Griggs, President

                                    EXHIBIT A

NITTYGRITTYAUDIO.COM10/13/2008Active - Locked
NITTYGRITTYCARDS.COM9/27/2008Active - Locked
NITTYGRITTYCART.COM10/13/2008Active - Locked
NITTYGRITTYCOACHING.COM8/15/2009Active - Locked
NITTYGRITTYCORP.COM8/17/2009Active - Locked
NITTYGRITTYEBOOK.COM8/15/2009Active - Locked
NITTYGRITTYGURU.COM8/15/2009Active - Locked
NITTYGRITTYHELP.COM10/29/2008Active - Locked
NITTYGRITTYIDEAS.COM10/22/2008Active - Locked
NITTYGRITTYINTENSIVE.COM8/15/2009Active - Locked
NITTYGRITTYLETTER.COM8/15/2009Active - Locked
NITTYGRITTYMANIFESTO.COM8/15/2009Active - Locked
NITTYGRITTYMARKETER.COM8/15/2009Active - Locked
NITTYGRITTYMARKETERS.COM8/15/2009Active - Locked
NITTYGRITTYMARKETING.BIZ8/14/2009Active - Locked
NITTYGRITTYMARKETING.COM8/15/2009Active - Locked
NITTYGRITTYMARKETING.INFO8/15/2009Active - Locked
NITTYGRITTYMARKETING.MOBI8/15/2009Active - Locked
NITTYGRITTYMARKETING.NET8/15/2009Active - Locked
NITTYGRITTYMARKETING.ORG8/15/2009Active - Locked
NITTYGRITTYMARKETING.TV8/15/2009Active - Locked
NITTYGRITTYMARKETING.US8/14/2009Active - Locked
NITTYGRITTYMARKETINGBLOG.COM8/15/2009Active - Locked
NITTYGRITTYMARKETINGCOACH.COM8/15/2009Active - Locked
NITTYGRITTYMARKETINGEBOOK.COM8/15/2009Active - Locked
NITTYGRITTYMARKETINGINC.COM8/17/2009Active - Locked
NITTYGRITTYMARKETINGREVIEWS.COM10/9/2008Active - Locked
NITTYGRITTYMARKETINGSCOOP.COM8/18/2009Active - Locked
NITTYGRITTYMARKETINGSTRATEGIES.COM8/15/2009Active - Locked
NITTYGRITTYMARKETINGSUPPORT.COM10/10/2008Active - Locked
NITTYGRITTYRICHES.COM8/15/2009Active - Locked
NITTYGRITTYSCOOP.COM8/18/2009Active - Locked
NITTYGRITTYSEMINAR.COM8/15/2009Active - Locked
NITTYGRITTYSEMINARS.COM8/15/2009Active - Locked
NITTYGRITTYSUPPORT.COM10/10/2008Active - Locked
NITTYGRITTYTIPS.COM8/15/2009Active - Locked
NITTYGRITTYWIZARD.COM1/4/2009Active - Locked
NITTYGRITYMARKETING.COM8/15/2009Active - Locked